EXECUTION COPY

     TENTH AMENDMENT AND CONSENT dated as of December 3, 2004 (this “Amendment”), to the Credit Agreement dated as of September 22, 2000 (the “Credit Agreement”), as heretofore amended, among Select Medical Corporation, a Delaware corporation (the “Company”), Canadian Back Institute Limited, an Ontario corporation and a wholly owned subsidiary of the Company (“CBIL” and, together with the Company, the “Borrowers”), the Lenders party thereto, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as US Agent and US Collateral Agent, JPMorgan Chase Bank, Toronto Branch (as successor to J.P. Morgan Bank Canada), as Canadian Agent and Canadian Collateral Agent, Banc of America Securities, LLC, as Syndication Agent, and CIBC, Inc., as Documentation Agent.

     WHEREAS, the Borrowers have requested that the Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement) approve the amendment of certain provisions of the Credit Agreement;

     WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendment;

     NOW, THEREFORE, in consideration of the premises, the Borrowers and the undersigned Lenders hereby agree as follows:

     SECTION 1. Amendment. Effective as of the Amendment Effective Date (as defined in Section 4), the parties hereto hereby amend the Credit Agreement as follows:

     (a) Amendment of Section 1.01. Section 1.01 is hereby amended as follows:

     (i) The following new defined terms are added in their appropriate alphabetical order:

     ““SemperCare Acquisition” means the Acquisition of SemperCare, Inc., a Delaware corporation, by the Company made pursuant to an Agreement and Plan of Merger and Reorganization, by and among the Company, Camp Hill Acquisition Corp., a Delaware corporation, SemperCare, Inc. and Jeffrey J. Collinson, as stockholders’ agent, substantially in the form delivered to the US Agent prior to the Tenth Amendment Effective Date.”

     ““Tenth Amendment Effective Date” means the date on which the Tenth Amendment to this Agreement shall have become effective in accordance with its terms.”

     (ii) The definition of “Permitted Acquisition” is amended by inserting at the end of clause (d) of such definition the following proviso:

     “provided that the SemperCare Acquisition shall not be subject to the limitation set forth in this clause (d) and, solely for the purposes of this clause (d), shall be excluded in computing the aggregate consideration paid in connection with Acquisitions during the fiscal year in which such Acquisition is completed.”

     (b) Amendment of Section 6.05. Section 6.05(i) is hereby amended to read as follows:

     “(i) other unsecured Indebtedness (A) of the Company or any Subsidiary incurred in connection with Permitted Acquisitions or acquisitions of interests in Joint Ventures permitted under Section 6.09, in each case, after the date hereof or (B) of a Person existing at the time such Person becomes a Subsidiary pursuant to a Permitted Acquisition after the date hereof; provided that such Indebtedness was not created in contemplation of such Person becoming a Subsidiary; provided further that the aggregate principal amount of all such Indebtedness under this paragraph (i) outstanding at any time does not exceed US$20,000,000;”

     SECTION 2. Consent. The undersigned Lenders hereby consent to the acquisition of SemperCare, Inc., a Delaware corporation, by the Company made pursuant to and on substantially the terms set forth in the Agreement and Plan of Merger and Reorganization, by and among the Company, Camp Hill Acquisition Corp., a Delaware corporation, SemperCare, Inc. and Jeffrey J. Collinson, as stockholders’ agent, substantially in the form delivered to the US Agent prior to the Amendment Effective Date.

     SECTION 3. Representations and Warranties. Each of the Borrowers represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

     SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) when the US Agent (or its counsel) shall have received (i) counterparts of this Amendment signed on behalf of the Borrowers and the Required Lenders or (ii) written evidence satisfactory to the US Agent (which may include telecopy transmissions of signed signature pages) that the Borrowers and the Required Lenders have signed counterparts of this Amendment.

     SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     SECTION 6. No Other Amendments. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a

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waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provision of the Credit Agreement specifically referred to herein. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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     IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

SELECT MEDICAL CORPORATION,
by	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Senior Vice President

CANADIAN BACK INSTITUTE LIMITED,
by	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President

JPMORGAN CHASE BANK, N.A. (FORMERLY KNOWN AS JPMORGAN CHASE BANK), individually and as US Agent and US Collateral Agent,
by	/s/ Stephanie Parker
Name: Stephanie Parker
Title: Vice President

JPMORGAN CHASE BANK, TORONTO BRANCH, individually and as Canadian Agent and Canadian Collateral Agent,
by	/s/ Stephanie Parker
Name: Stephanie Parker
Title: Vice President

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To approve the Tenth Amendment and Consent (the “Amendment”) dated as of December 3, 2004 to the Select Medical Corporation Credit Agreement: CAYLON NEW YORK BRANCH
by	/s/ Charles Heidsieck
Name: Charles Heidsieck
Title: Managing Director

by	/s/ Yannick Ergas
Name: Yannick Ergas
Title: Vice President

To approve the Tenth Amendment and Consent (the “Amendment”) dated as of December 3, 2004 to the Select Medical Corporation Credit Agreement: Name of Institution:
CIBC INC.

by	/s/ George Knight
Name: George Knight
Title: Managing Director, CIBC World Markets Corp., as agent

To approve the Tenth Amendment and Consent
(the “Amendment”) dated as of December 3, 2004
to the Select Medical Corporation Credit
Agreement:

Name of Institution:

CREDIT SUISSE FIRST BOSTON, acting through its New York Branch

by	/s/ Paul L. Colon
Name: Paul L. Colon
Title: Director

by	/s/ Karim Blasetti
Name: Karim Blasetti
Title: Associate

To approve the Tenth Amendment and Consent (the “Amendment”) dated as of December 3, 2004 to the Select Medical Corporation Credit Agreement: Name of Institution: FLEET NATIONAL BANK
by	/s/ Kevin Wagley
Name: Kevin Wagley
Title: Senior Vice President

To approve the Tenth Amendment and Consent (the “Amendment”) dated as of December 3, 2004 to the Select Medical Corporation Credit Agreement: Name of Institution: GENERAL ELECTRIC CAPITAL CORPORATION
by	/s/ Mei Nishiwaki
Name: Mei Nishiwaki
Title: Duly Authorized Signatory

by
Name: Title:

To approve the Tenth Amendment and Consent (the “Amendment”) dated as of December 3, 2004 to the Select Medical Corporation Credit Agreement: Name of Institution: PNC BANK, N.A.
by	/s/ Jeffrey DeLay
Name: Jeffrey DeLay
Title: Assistant Vice President

by
Name: Title:

To approve the Tenth Amendment and Consent (the “Amendment”) dated as of December 3, 2004 to the Select Medical Corporation Credit Agreement: Name of Institution: SOCIETE GENERALE
by	/s/ Jerry Parisi
Name: Jerry Parisi
Title: Managing Director

by
Name: Title:

To approve the Tenth Amendment and Consent (the “Amendment”) dated as of December 3, 2004 to the Select Medical Corporation Credit Agreement: Name of Institution: WACHOVIA BANK, NATIONAL ASSOCIATION
by	/s/ Jeanette A. Griffith
Name: Jeanette A. Griffin
Title: Director

by
Name: Title: